                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Tickets.com, Inc. on Form S-1 of our reports dated May 15, 1997, appearing in the Prospectus, which is part of this Registration Statement, and to the references to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

                                               /s/ BURR, PILGER & MAYER
                                          --------------------------------------
                                          Burr, Pilger & Mayer

San Francisco, CA
May 28, 1999